Inland American

REAL ESTATE TRUST, INC.

ROSS
KROGER
SUPER TARGET
Publix
TARGET
T·J·maxx
STONE RIDGE

Oct. 24, 2013 Strategy & Performance Update Capturing the Recovery Cycle: A Focus on Growth, A Commitment to Value Creation Exhibit 99.1

Forward-Looking Statements
The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner. To obtain a prospectus for our offering made pursuant to our
Distribution Reinvestment Plan, please contact us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations, or by telephone, toll free, at (800) 826-8228. A copy of the prospectus is also available on our website at www.inlandamerican.com under the “SEC Filings” section.
This presentation contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that these forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements include statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, including certain events for which the timing and occurrence thereof require Board approval. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “should,” “goal,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “expand,” “maintain,”
“create,” “strategies,” “believe,” “estimate,” “predict,” “variable,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-
looking statements. Factors that may cause actual results to differ materially from current expectations are outlined more particularly in our filings with the SEC, including our Annual Report on
Form 10-K for the year ended December 31, 2012 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which filings are available from the SEC. These factors include, but are not limited to:
• financial market disruptions current and future economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments;
• our ongoing strategy involves the disposition of properties; however, we may be unable to sell a property at acceptable terms and conditions, if at all.  Our strategy also depends on future acquisitions, and we may not be successful in identifying and consummating these transactions;
• our ability to successfully close certain sale transactions and receive related proceeds is subject to a number of conditions outside our control, which may not be satisfied;
there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time;
• an ongoing investigation by the SEC and the receipt of two related derivative demands by stockholders to conduct investigations and a lawsuit related to the derivative demands.
The SEC’s investigation, the derivative demands, or both could have a material adverse impact on our business;
• funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses;
• there is no established public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program;
• increasing vacancy rates for certain classes of real estate assets and possible disruption in the financial markets could adversely affect the value of our assets;
• we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants;
• our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results;
• the financial covenants under our credit agreement may restrict our ability to make distributions and our operating and acquisition activities;
• our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans;
• two tenants generated a significant portion of our revenue, and rental payment defaults by these significant tenants could adversely affect our results of operations;
• we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance;
• The estimated value of our common stock is based on a number of assumptions and estimates that may not be accurate or complete and is also subject to a number of limitations;
• we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties; and
• if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected.
We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of our offering. Any representation to the contrary is unlawful.

3 Today’s Agenda • Long-Term Strategy Review & Execution • Financial Review • Other Topics • Q&A Session

Inland American’s Long-Term Strategy
Sustainable stockholder distributions while maintaining capital preservation
Tailoring our portfolio into Retail, Lodging and Student Housing
o
Expand & perfect these growth portfolios
Position for stockholder liquidity
o
Multiple liquidity events
**Our goals anticipate capturing the recovery cycle**

Strategy Execution – Tailoring Our Portfolio
Net Lease Transaction - Details
o
Initial closing – Occurred in late Sept. (Net proceeds about $314M)
o
Second closing – End of 2013 or early 2014
o
Final closing - First half of 2014
•
On Aug. 9  , we announced a deal to sell $2.1B of net lease
assets
•
The transaction is expected to be executed through multiple
closings:
th

Strategy Execution – Tailoring Our Portfolio
Net Lease Transaction - Details
•
•
Other Potential Uses:
•
We are evaluating alternatives to provide liquidity to our
stockholders, such as a share repurchase.
This transaction is expected to provide us with approximately
$1 billion in additional capital to support our strategic initiatives
Potential use of the net proceeds:
1. Invest in high quality assets in our 3 targeted asset groups
2. Pay down and reduce debt

Portfolio contained approximately $3 billion of net lease properties
Core Portfolio as of 12/31/12
Based on undepreciated asset values
37%
Retail
$4.1B
585 Properties
29%
Lodging
$3.3B
16,345 Rooms
17%
Office
$1.9B
42 Properties
9%
Ind / Dist
$1.0B
53 Properties
8%
Multi-Family
$0.9B
5,311 Units
5,212 Beds

Inland American Portfolio by Mid-2014
Many variables exist over the next 8 months before the final closing of the net lease transaction, so the final portfolio breakdown by asset class may differ from portfolio shown above
Lodging
Office & Ind
Student Housing
Multi-Tenant
Retail

INLAND

Inland American

REAL ESTATE TRUST, INC.

INLAND Inland American REAL ESTATE TRUST, INC.

9 Strategy Execution - Recent Acquisitions

Student Housing Portfolio Strategies
•
Continue to grow the student housing portfolio
Purpose built – acquisition or development
Large universities
•
Continue to invest in innovative design and technology ideas and operational excellence programs to attract students
•
Create and reinforce relationships with universities,
municipalities and local owners
•
Continue to expand our platform
with management expertise and
development capabilities

KROGER
Signature

Inland American
REAL ESTATE TRUST, INC.

Retail Portfolio Strategies
•
Focus portfolio towards multi-tenant assets in favorable
demographic & geographic locations
•
Rotate capital out of single-tenant assets into multi-tenant anchored centers
•
Maintain operational efficiencies

Lodging Portfolio Strategies
•
Expand ownership of premium branded upper-upscale hotels to
further enhance our portfolio
•
Harvest positive fundamentals / Capital rotation
Historically low supply growth is forecasted
Upper upscale segment should see continued strong revenue growth
Look for high barriers-to-entry in top-25 urban markets

13 Same-Store NOI Growth Up 2.2% for the first half of 2013 0.3% 8.4% 1.8% 1.4% 4.9% 2.2% 4% 2% 0% 2% 4% 6% 8% 10% Retail Lodging Office Industrial Family Total - - - - - Multi-

Funds from Operations
•
First half of 2013 - $247.0 million or $0.276 per share
•
Maintaining guidance of $0.50 to $0.51 for the year (assumes some dilution due to dispositions and acquisitions during 2013)
$226,686
$246,718
$200,000
$220,000
$240,000
$260,000
YTD 2012 YTD 2013
FFO in ‘000s

Distributions
•
$0.50 per share annualized
•
$223.8 million paid in the first half of 2013
•
$2.6 billion paid since inception
•
As of September 2013, Inland American investors have
received between $2.33 to $4.29 per share in distributions
depending on the timing of their investment.

in Millions

Inland American
REAL ESTATE TRUST, INC

Debt Maturities
% of Total Debt
as of 06/30/13
12.3%          17.5% 25.8% 28.0%
$274M
$590M
$650M
$921M
$1,359M
$1,479M
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2013 2014 2015 2016
2017
Thereafter
Fixed Variable
5.2%
11.2%

17 Additional Subjects to Discuss Today • Estimated per Share Value for 2013 • Timing of Potential Liquidity Events for Targeted Asset Classes • Proxy / Charter Changes

Estimated Per Share Value
• The valuation will be performed by Real Globe.
• Real Globe will manage the process independently
and they will use the Net Asset Value method, which
is the same method used in 2012.
• We expect the process to be completed in mid-
December.

Potential Liquidity Events for Stockholders
•
Evaluating alternatives to provide liquidity, such as exploring options for a share repurchase.  Funds would likely come from net lease disposition.
•
Timing for larger liquidity events (Listings, Spin-Offs, Mergers)
would follow continued execution of long-term strategy and
favorable market conditions.  We expect the first event to occur over the next 12 to 24 months, if in the best interest of our stockholders to do so.
•
Our Board of Directors has not yet made any determinations
regarding the type or timing of any liquidity alternatives.
•
We believe optimal long-term liquidity for our stockholders will be achieved by executing business strategies for each segment.

Proxy / Charter Changes
•
Proxy filed last week / contains charter changes
Increases the options available to the Company to provide liquidity events
Removes or revises certain provisions in connection with our capital raise from 2006 to 2009
Have the charter comparable to those of other traded companies
•
Two sets of charter changes
The first set of charter changes removes some of the restrictive provisions to our existing charter, which we need removed in order to execute certain aspects of our strategy
In the second set of charter changes, we are proposing to further amend the charter beyond those in the first set of charter changes to be effective if and when a “Self-Management” transaction is
completed

Key Points & Themes to Remember
•
Our overall cash flow and operating performance continues to improve
•
Made significant progress on our stated long-term strategy
•
Our debt maturities and capital structure are stable, providing us flexibility to execute our business strategies
•
We have dedicated and capable management teams with
expertise in each segment with a unique, scalable operating
platform that provides strong and consistent results
•
We remain confident in the sustainability of our distributions

Oct. 24, 2013 Q&A Session Capturing the Recovery Cycle: A Focus on Growth, A Commitment to Value Creation

FFO Reconciliation Slide
In Millions
6/30/2013 6/30/2012
Net income (loss) attributable to the Company (28,270) (48,193)
Add:
Depreciation and amortization related to investment properties and investment in unconsolidated entities 221,213 242,489
Provision for asset impairment reflected in continuing and discontinued operations 189,544 27,887
Impairment, loss and (gain) of investment in unconsolidated entities, net 568 4,200
Impairment, loss and (gain) of investment property reflected in equity in earnings of unconsolidated entities, net (3,416) (1,928)
Less:
Gains from property sales and transfer of assets 132,921 (2,231)
Funds from Operations 246,718 226,686
Weighted Average Shares Outstanding 894,679,702 875,037,776
Six months ended

Additional Proxy Information & Where to Find It
The Company plans to file a definitive proxy statement with the Securities and Exchange Commission
(the “SEC”) in connection with its 2013 annual meeting of stockholders. The Company and its Business
Manager, and their directors and certain of their officers may be deemed, under the SEC’s rules, to be participants in a solicitation of proxies from the Company’s stockholders in connection with the 2013 annual meeting of stockholders. INFORMATION REGARDING THOSE DIRECTORS AND
OFFICERS AND THEIR RESPECTIVE INTERESTS WILL BE SET FORTH IN THE DEFINITIVE
PROXY STATEMENT.
THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY
WITH THE SEC WILL BE AVAILABLE FREE OF CHARGE AT THE SEC’S WEBSITE
(WWW.SEC.GOV). IN ADDITION, STOCKHOLDERS MAY ALSO OBTAIN FREE COPIES OF
SUCH DOCUMENTS BY DIRECTING A WRITTEN REQUEST TO 2901 BUTTERFIELD ROAD,
OAK BROOK, ILLINOIS 60523, ATTENTION: INVESTOR RELATIONS. COPIES OF THE
COMPANY’S FILINGS WITH THE SEC MAY ALSO BE OBTAINED AT THE “INVESTOR
RELATIONS” SECTION OF THE COMPANY’S WEBSITE AT WWW.INLANDAMERICAN.COM.
INVESTORS SHOULD READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES
AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION.
•
•